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                                                                  EXHIBIT 10.2

                              October 11, 2000


Peet's Coffee and Tea, Inc.                  Peet's Trademark Company
1400 Park Avenue                             1400 Park Avenue
Emeryville, California  94608                Emeryville, California  94608
Attention:  Mark N. Rudolph                  Attention:  Mark N. Rudolph
            Chief Financial Officer                      Chief Financial Officer


Peet's Companies, Inc.
1400 Park Avenue
Emeryville, California  94608
Attention:  Mark N. Rudolph
            Chief Financial Officer


     Re:  Consent to Changes of Corporate Name for Certain Credit Parties
          ---------------------------------------------------------------

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of September 1, 2000 (the "Credit Agreement"), by and among Peet's Coffee and Tea, Inc.
           ----------------
("Borrower"), Peet's Companies, Inc. ("Holdings"), Peet's Trademark Company
  --------                             --------
("Trademark Co."), the other Credit Parties signatory thereto, and General
  -------------
Electric Capital Corporation ("Lender").  In this letter, (a) capitalized terms
                               ------
or matters of construction defined or established in Annex A to the Credit
                                                     -------
Agreement shall be applied as defined or established therein, and (b) each citation to a "Section" shall refer to the corresponding section of the Credit Agreement.

     Section 6.15 provides, among other things, that no Credit Party shall change its corporate name without at least 30 days' prior written notice to Lender and after Lender's written acknowledgement that any reasonable action requested by Lender in connection therewith, including to continue the perfection of any Liens in favor of Lender in any Collateral, has been completed or taken. Section 6.5 provides in part that no Credit Party shall amend its charter or bylaws in a manner that would adversely affect Lender or such Credit Party's duty or ability to repay the Obligations.

     Credit Parties have advised Lender that Credit Parties anticipate the issuance of Stock of Holdings in connection with a Public Offering (the "Proposed Transaction"). In furtherance of the Proposed Transaction, Credit
 --------------------
Parties have requested Lender's consent to (a) immediate changes in the corporate names of Borrower and Holdings, and (b) amendment of the charter or bylaws of Borrower and Holdings reflecting such name changes. Subject to the terms and conditions of this letter agreement, Lender consents, effective as of the date of this letter agreement, to:
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Peet's Coffee and Tea, Inc.
October 11, 2000
Page 2


          (i) The change of the corporate name of Borrower to "Peet's Operating Company, Inc.";

          (ii) The change of the corporate name of Holdings to "Peet's Coffee & Tea, Inc."; and,

          (iii) Amendment of the charter or bylaws of Borrower and Holdings solely to the extent required to accommodate such name changes.

     Except as specifically set forth herein, (a) this letter shall not constitutes an amendment or waiver by Lender of any provision of the Credit Agreement or any other Loan Document, and (b) all of the provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect. Without limiting the generality of the preceding sentence, this letter does not constitute consent to the Proposed Transaction or a waiver of any of the obligations of Credit Parties to take all steps reasonably requested by Lender to ensure that no financing or continuation statement filed under the Code in connection with the Loan Documents is seriously misleading within the meaning of
Section 9402(7) of the Code.

     Please indicate your acknowledgment and agreement to all of the foregoing by executing a copy of this letter where indicated on the following page and returning it to the undersigned.

                                    Very truly yours,

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:  /s/ Todd Gronski
                                         --------------------------------
                                         Todd Gronski
                                         Duly Authorized Signatory




           [ACKNOWLEDGMENTS BY CREDIT PARTIES ON THE FOLLOWING PAGE]